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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                                 E.PIPHANY, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                                           77-0443392
------------------------                    ------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

2300 Geng Road, Suite 200, Palo Alto, CA                                94303
----------------------------------------                              ----------
(Address of principal executive offices)                              (ZIP Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-82799

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                       Name of each exchange on which
      to be so registered                       each class is to be registered
      -------------------                       ------------------------------
             None
-----------------------------------           ----------------------------------

-----------------------------------           ----------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.0001 per share
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                                (Title of class)

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                                (Title of class)

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Information Required in Registration Statement

Item 1.   Description of Registrant's Securities to be Registered

          Incorporated by reference to the "Description of Capital Stock" section of the Registrant's preliminary prospectus filed with the Securities and Exchange Commission on July 14, 1999, as amended on August 19, 1999 (Registration No. 333-82799) (the "Form S-1 Registration Statement").

Item 2.   Exhibits

          The following exhibits are filed as part of this registration statement:

          3.1(1) Form of Amended and Restated Certificate of Incorporation to be effective upon the completion of the offering.

          3.2(1) Form of Amended and Restated Bylaws to be effective upon the completion of the offering.

          4.1 Specimen Common Stock Certificate (standard form, not filed).

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1    Incorporated by reference to the Registrant's Registration Statement on
     Form S-1 (File No. 333-82799), filed on July 14, 1999.



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                                    Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  August 30, 1999                E.piphany, Inc.

                                       By: /s/ ROGER S. SIBONI
                                           -------------------------------------
                                           Roger S. Siboni
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS

   Exhibit
   Number                                 Description
   -------          ------------------------------------------------------------
    3.1(1)          Form of Amended and Restated Certificate of Incorporation to
                    be effective upon the completion of the offering.

    3.2(1) Form of Amended and Restated Bylaws to be effective upon the completion of the offering.

    4.1 Specimen Common Stock Certificate (standard form, not filed).

---------------

1 Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-82799), filed on July 14, 1999.


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